Exhibit 99.1

ProPetro Announces New Executive Leadership Appointments, Promotions

Phillip A. Gobe Succeeds Dale Redman as CEO

Company Reaffirms Preliminary Unaudited Fourth Quarter Financial Results and Reschedules Fourth Quarter and Full Year 2019 Earnings Release and Conference Call

MIDLAND, Texas, March 16, 2020 – ProPetro Holding Corp. (“ProPetro” or the “Company”) (NYSE: PUMP) today announced a number of internal promotions and changes to its Executive Leadership Team and reaffirmed its preliminary unaudited financial results for the fourth quarter of 2019.

Management Appointments & Promotions

Current Executive Chairman Phillip A. Gobe has been named Chairman and Chief Executive Officer, succeeding Dale Redman as CEO, who has resigned from the Company. Sam Sledge, formerly Vice President of Finance, Corporate Development and Investor Relations, has been named Chief Strategy and Administrative Officer, which in addition includes assuming the responsibilities of Chief Administrative Officer, Jeffrey Smith, who will serve as Special Advisor to the CEO. Sam will report to Darin G. Holderness, Interim CFO. Adam Muñoz, formerly Vice President of Frac Services, has been named Senior Vice President of Operations and will report to David Sledge, Chief Operating Officer. All changes are effective immediately.

“The actions we are taking reflect the deep and talented management team at ProPetro and the Board’s commitment to fostering a strong and lasting governance culture,” said Gobe. “I am looking forward to working closely with our senior leadership and outstanding employees to realize our full potential while continuing to build on the Company’s competitive spirit.”

“Sam and Adam have been with ProPetro for a substantial period of time and are committed to our continued execution of the Company’s differentiated service offering and operational excellence,” Gobe continued. “I am confident this succession planning positions ProPetro to have strong and experienced leaders in place for years to come as we continue to capitalize on our position as a leading provider of pressure pumping services in the Permian Basin.”

Gobe concluded, “On behalf of the Board of Directors, we would like to thank Dale for building a strong organization while continually recruiting and maintaining first class talent that will allow the Company to continue to take advantage of its market position.”

Executive Bios

Sam Sledge has significant experience with ProPetro having joined the Company in 2011. He has served in various capacities throughout his tenure such as a Frac Technical Specialist and Technical Operations Manager where his duties included quality control, planning and logistics, and the development of the engineering program. Sam has most recently served as the Vice President of Finance, Corporate Development, and Investor Relations where his responsibilities included financial planning and analysis, strategic initiatives and investor relations. Sam received a Bachelor of Business Administration and a Masters of Business Administration from Baylor University.

Adam Muñoz joined the Company in 2010 to initiate ProPetro’s Permian pressure pumping operation. Prior to joining ProPetro, Adam held sales and operations roles at Frac Tech Services and Weatherford International. Since joining ProPetro, Adam has served as the Director of Business Development and Technical Services where he was responsible for overseeing the growth of the hydraulic fracturing operations as well as managing the department’s day-to-day technical services. Adam has most recently served as the Vice President of Frac Services where his duties included leading the hydraulic fracturing division through specific efforts to increase operational efficiencies and maximize financial productivity. Adam received a Bachelor of Business Marketing from the University of Texas at the Permian Basin.

Other Items

Management continues to provide information to its independent registered public accounting firm in order to allow it to evaluate the sufficiency of the scope of the internal review and associated findings, as well as the Company’s proposed remediation plan. Management is working to complete its preparation of quarterly and annual financial statements to allow its independent registered public accounting firm to perform quarterly reviews and an audit of the financial statements as of and for the year ended December 31, 2019. The Company cannot currently predict when this process will be completed. The Company continues to work diligently to become current in its filing obligations with the Securities and Exchange Commission (“SEC”) as soon as reasonably practicable, and it currently expects to do so prior to the expiration of the additional trading period granted by the NYSE on July 15, 2020.

As previously disclosed, the audit committee and management have not identified to date any items that would require revision or restatement of the Company’s previously reported balance sheets, statements of operations, statements of shareholders’ equity or statements of cash flows.

ProPetro has filed a Current Report on Form 8-K today that provides additional information regarding the management changes described above and other matters.

Rescheduling of Full Year and Fourth Quarter Earnings Release Date and Conference Call

The Company reaffirmed its preliminary unaudited fourth quarter results announced on February 24, 2020. ProPetro now plans to issue its full year and fourth quarter 2019 earnings release on Tuesday, March 31, 2020 after the close of trading and host a conference call on Wednesday, April 1, 2020 at 8:00 AM Central Time to discuss its results.

To access the conference call, U.S. callers may dial toll free 1-844-340-9046 and international callers may dial 1-412-858-5205. Please call ten minutes ahead of the scheduled start time to ensure a proper connection. The call will also be webcast on ProPetro’s web site, www.propetroservices.com.

A replay of the conference call will be available for one week following the call and can be accessed toll free by dialing 1-877-344-7529 for U.S. callers, 1-855-669-9658 for Canadian callers, as well as 1-412-317-0088 for international callers. The access code for the replay is 10131732.

About ProPetro

ProPetro Holding Corp. is a Midland, Texas-based oilfield services company providing pressure pumping and other complementary services to leading upstream oil and gas companies engaged in the exploration and production of North American unconventional oil and natural gas resources. For more information visit www.propetroservices.com.

Forward-Looking Statements

Except for historical information contained herein, the statements in this news release are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include those described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the SEC. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it, including matters related to the audit committee’s internal review, the shareholder litigation and the SEC investigation. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect the Company’s business. The forward-looking statements in this news release are made as of the date of this news release. ProPetro does not undertake, and expressly disclaims, any duty to publicly update these statements, whether as a result of new information, new developments or otherwise, except to the extent that disclosure is required by law.

ProPetro Holding Corp
Sam Sledge, 432-688-0012
Chief Strategy and Administrative Officer
sam.sledge@propetroservices.com